Exhibit 10.33

                                      Date of Grant:  November 8, 1996

                                      Number of Shares of Common Stock
                                      Subject to Option:  ------------

                                      Option Price:  $11.25 per share

                                      Expiration Date:       Specified in
                                                             Exhibit "A"


                        INCENTIVE STOCK OPTION AGREEMENT

            This Incentive Stock Option Agreement (the "Agreement") effective as of November 8, 1996, by and between Alamco, Inc., a Delaware corporation (the "Company"), and ---------------------- the "Employee").

                               W I T N E S S E T H

            WHEREAS, the Company has adopted the Alamco, Inc. 1992 Employees' Stock Option Plan (the "Plan") to provide incentives to certain officers and key management employees of the Company and its subsidiaries through the grant to such officers and key employees of options to purchase shares of the Company's Common Stock, par value $0.10 per share ("Common Stock"), and by enabling such officers and employees to participate in the long-term growth and financial success of the Company; and

            WHEREAS, the Plan requires that each option granted under the Plan be evidenced by a written agreement between the Company and the optionee containing certain terms and conditions; and

            NOW, THEREFORE, it is agreed as follows:

            1. Number of Shares; Option Price. The Company grants to the Employee as of the Date of Grant indicated above (the "Date of Grant") the right and option to purchase (the "Option") on the terms and conditions hereinafter set forth, all or any part of the number of shares of Common Stock specified on Exhibit "A" at a purchase price per share equal to the Option Price specified at the top of this page (the "Option Price"). The Option is intended to be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as in effect from time to time (the "Code").

            2. Subject to Terms of Plan. The Option shall be subject to all the terms and conditions of the Plan in effect from time to time.

            3.    Exercise of Option.

                  (a) Limitations on Exercise. The Option may be exercised in whole or in part at any time (or from time to time) on or after the expiration of twelve months from the Date of Grant and prior to the Expiration Date set forth on Exhibit "A" (the "Expiration Date") provided, however, that, except as provided in paragraph 3(b) below and Section 9 of the Plan, the Option shall expire at the earlier of
            (i) 30 days after the Employee ceases to be employed by the Company or one of its subsidiaries and (ii) the generally applicable Expira-tion Date of the Option.

                  (b) Exercise after Death or Disability. If the Employee dies without having exercised the Option for the full number of shares with respect to which it was exercisable at the time of Employee's death, the Option shall remain exercisable with respect to such remaining shares until the earlier of (i) one year from the date of death, and (ii) the generally applicable Expiration Date of the Option. In such event, the Option may be exercised by the person or persons to whom the Employee's rights under the Option shall pass by will or by applicable law of descent and distribution, or if no such person has such rights, by Employee's executor or administrator. If the Employee becomes totally and permanently disabled (within the meaning of Section 22(e)(3) of the Code as in effect from time to time) without having exercised the Option for the full number of shares with respect to which it was exercisable at the time of such disability, the Option shall remain exercisable by the Employee with respect to such remaining shares until the earlier of (i) one year from the date of disability, or (ii) the generally applicable Expiration Date of the Option. Nothing con-tained in this subparagraph (b) shall permit Options which were not exercisable at the time of the Employees's death or disability to be exercised after such death or disability.

                  (c) Method of Exercise. The Option shall be exercised by delivering to the Secretary of the Company, at the Company's office the Clarksburg, West Virginia, a signed written notice in the form attached hereto as Exhibit "B" which identifies the Option and specifies the number of shares with respect to which the Option is being exercised and by paying the full Option Price for such
            shares.   The Option Price may be paid in cash or by cashier's or
            certified check. In addition, the Employee may use shares of Common Stock which were acquired by the Employee more than six months prior to the Option exercise date. If this alternative medium of payment is chosen, the Common Stock surrendered by the Employee in payment of the Option Price shall be deemed to be the equivalent of cash in the amount of that Common Stock's fair market value determined in accordance with Section 6(b) of the Plan.
            The date of exercise shall be the date the Company receives both such written notice and payment. The Employee shall not have any rights as a stockholder until such shares are issued to Employee, which the Company shall do promptly.

                  (d) Fractional Shares. No fractional shares may be pur-chased at any time.

            4. Non-Transferability of the Option. The Option shall be transferable only by will or by the laws of descent and distribution and, during the Employee's lifetime, shall be exercisable only by Employee.

            5. Compliance with Securities Laws. No shares of Common Stock may be purchased under the Option unless, prior to the purchase thereof, the Company shall have determined that the issuance and sale of such shares by the Company to the Employee will not constitute a violation of the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities
law.   As a condition to any exercise of the Option, the Employee shall, if requested by the Company, submit a written statement, in form satisfactory to the Company, to the effect that the shares then to be purchased upon exercise of the Option will be purchased for the Employee's own account for investment and not with a view to the distribution thereof within the meaning of the Securities Act. The Company shall also have the right, in its discretion, to cause the certificates representing the shares then being purchased hereunder to be appropriately legended to refer to such undertaking or to any legal restrictions imposed upon the transferability thereof by reason of such undertaking.

            The Option is subject to the further condition that if the listing, registration or qualification of the shares subject hereto on any stock exchange on which the Company's stock may be then listed or under any state or federal law, or if the consent or approval of any regulatory body shall be necessary as a condition of, or in connection with, the granting or exercise of the Option or the delivery or purchase of shares hereunder, the Option may not be exercised, in whole or in part, unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained.

            Employee hereby states that he/she did not own or control stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any of its subsidiaries on the Date of Grant.

            6. No Employment Commitment. Neither the grant of the Option nor the execution of the Agreement imposes upon the Company or any of its subsidiar-ies an obligation to retain the services of the Employee for any stated period of time, which employment continues to be at the pleasure of the Company or the subsidiary of the Company by which the Employee is employed, at such compensa-tion as it determines.

            7. Discretion of the Company. Any decision made or action taken by the Company or by the Board of Directors of the Company or by any committee of the Board administering the Plan (the "Committee") arising out of or in connection with the construction, administration, interpretation or effect of the Option or the Plan shall be within the absolute discretion of the Company, the Board of Directors or the Committee, as the case may be, and shall be conclusive and binding upon all persons. The Committee shall determine whether a termination of employment for purposes of the Option has occurred by reason of the disability of the Employee.

            8.    Inalienability of Benefits and Interest.   Except as expressly
provided herein, the Option and the rights and privileges conferred hereby shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any such attempted action shall be void. No interest of the Employee herein shall be in any manner liable for or subject to debts, contracts, liabilities, engagements, or torts of the Employee. If the Employee shall become bankrupt or shall attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the Option, then the Company in its discretion may hold the Option or any part hereof to or for the benefit of the Employee, Employee's spouse, children, blood relatives, or other dependents, or any of them, in such manner and in such proportions as the Committee may consider proper.

            9. Governing Law. All questions pertaining to the construction, administration, interpretation, validity and effect of the provisions of the Option and the Plan shall be determined in accordance with the Code and the laws of the State of Delaware.

            10. Withholding Taxes. As a condition precedent to the exercise of the Option, in whole or in part, the Employee shall, if requested by the Company, pay to the Company such sum or sums, in addition to the Option Price for the shares then being purchased hereunder, as the Company may be required to withhold and pay over as income or other withholding taxes under applicable federal, state or local laws or regulations.

            11. Change in Federal Income Tax Laws. In the event of changes in the Code, or the regulations, rulings or other interpretations thereof affecting the federal income tax consequences of the Option, the Committee shall have the power to take such action as it deems necessary or desirable to amend the Option for the purpose of permitting the Employee to obtain favorable federal income tax treatment in connection with the Option or the disposition of shares obtained through the exercise of the Option.

            12. Notices. Any notice or communication required or permitted to be given under this Agreement shall be sent by certified mail, postage prepaid, to the following addresses (or to such other address as either party may designate from time to time by written notice to the other party):

            If to the Company, to:

                        Alamco, Inc.
                        200 West Main Street
                        P. O. Box 1740
                        Clarksburg, WV   26301-1740

            If to the Employee, to the address appearing in the Company's records for such Employee.

            13. Effect on Other Plans. All benefits under the Option shall constitute special compensation and shall not affect the level of benefits provided to or received by the Employee (or the Employee's estate or beneficia-ries) as part of any employee benefit plan of the Company or a subsidiary. The Option shall not be construed to affect in any way the Employee's rights and obligations under any other plan maintained by the Company or a subsidiary on behalf of employees.

            14. Changes in Capitalization. If the Company shall at any time increase or decrease the number of outstanding shares of Common Stock or change in any way the rights and privileges of such shares by means of the payment of a stock dividend or any other distribution upon such shares payable in Common Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Common Stock, then the relation to the Common Stock that is affected by one or more of the above events, the numbers, rights and privileges of the shares of Common Stock subject to the Option shall be increased, decreased or changed in like manner as if they had been issued and outstanding, fully paid and nonassessable at the time of such occurrence.

            If the Company shall effect a merger, consolidation, or other reorganization pursuant to which the outstanding shares of Common Stock shall be exchanged for cash or other property (including other shares or securities of the Company or of another corporation which is a party (or an affiliate of such property) to such merger, consolidation, or other reorganization), the Company shall use its best efforts to provide in any agreement or plan which it enters into or adopts to effect any such merger, consolidation or other reorganization that the Employee shall have the right to purchase, at the aggregate exercise price provided for in the Agreement and on the same terms and conditions, the kind and number of shares or other securities of the Company or such other corporation (or right to receive cash) which would have been issuable to Employee in respect of the number of shares of Common Stock which were subject to such Option immediately prior to the effective date of such merger, consoli-dation or other reorganization if such shares had been then owned by Employee (including shares which relate to an Option not yet exercisable), provided, however, that in the event such agreement or plan does not grant the Employee such right within 10 days preceding the effective date of such merger, consoli-dation, or other reorganization, all Options then exercisable will continue to be exercisable at the exercise prices set forth in the Agreement and all Options not yet exercisable shall become immediately exercisable at the exercise price set forth in the Agreement.

            15. Successors. The Option shall be binding upon and inure to the benefit of any successor or successors of the Company and any person who, upon the death of the Employee, acquires any rights hereunder pursuant to the provisions of paragraph 3(b) above.

            IN WITNESS WHEREOF, the Company has caused the Option to be executed as of the date of grant first above written.

ATTEST:                                   ALAMCO, INC.




-----------------------               By:  -------------------------

DATE:                                     RECEIPT ACKNOWLEDGED:




------------------------                  ------------------------------
                                                  Employee


                                   EXHIBIT "A"

                      TO INCENTIVE STOCK OPTION AGREEMENT

                          EXERCISE AND EXPIRATION DATES


    Number of              Date First                         Expiration
     Shares                Exercisable                           Date


      ------           November 9, 1997                November 7, 2006

      ------           November 9, 1998                November 7, 2006

      ------           November 9, 1999                November 7, 2006







                                   EXHIBIT "B"

                       TO INCENTIVE STOCK OPTION AGREEMENT

                    NOTIFICATION OF EXERCISE OF STOCK OPTION


To:  Alamco, Inc.
      200 West Main Street
      P. O. Box 1740
      Clarksburg, WV   26302-1740


            I hereby elect to exercise my stock option granted on -------------- ----------------------, at $ ------------ per share to the extent of -----------
--------- shares of Common Stock. Payment in the amount of $------------------- ----- (Option Price times the number of shares) is enclosed in the form of -----
--------------.

            Please issue a stock certificate for the shares being purchased as follows:

            Name:  ------------------------------------------

            Address:  ---------------------------------------

            City:  ---------------------- State:  -----------

            Zip: ----------------

            Social Security Number:  ------------------------

            Date:  ------------------------------------------



                                          ----------------------------
                                          (Printed name of Employee)